                                                                      EXHIBIT 21

                             AS OF DECEMBER 31, 2004

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        1227844 Ontario Ltd.                                                                                        CANADA (Ontario)
        A.F. Associates, Inc.                                                                                       DE
        AEI Collingham Holdings Co. Ltd.                                                                            CAYMAN
        AEI France S.P.R.L.                                                                                         FRANCE
        AEI Holding Inc.                                                                                            CAYMAN
        AEI Music Eastern Europe B.V.                                                                               NETHERLANDS
        AEI Music Europe BV                                                                                         NETHERLANDS
        AEI Music Network, Inc.                                                                                     WA
        AEI Reditune Music BV                                                                                       NETHERLANDS
        AEI Satellite Media Polska                                                                                  POLAND
        AEI Satellite Media Spo.                                                                                    CZECH REPUBLIC
        AFA Products Group, Inc.                                                                                    NJ
        Affiliate  Marks Investments, Inc.                                                                          DE
        Affiliate Investment, Inc.                                                                                  DE
        Affiliate Relations Holdings, Inc.                                                                          DE
        Affiliate Sales & Marketing, Inc.                                                                           DE
        Animal Planet, L.P.                                                                                         DE
        Aries Pictures LLC                                                                                          CO
        Ascent Entertainment Group, Inc.                                                                            DE
        Ascent Media Creative Services, Inc. [dba Enciore Video; Riot; E-Finish]                                    CA
        Ascent media Creative Sound Services, Inc.                                                                  NY
        Ascent Media Debt, Inc.                                                                                     DE
        Ascent Media Group Limited                                                                                  UK
        Ascent Media Group, Inc. [dba Visiontext]                                                                   DE
        Ascent Media Holdings Limited                                                                               UK
        Ascent Media Holdings Ltd.                                                                                  SINGAPORE
        Ascent Media Limited                                                                                        UK
        Ascent Media Management Services, Inc.[dba Level 3 Post; Digital Transform]                                 DE
        Ascent Media Network Services Europe Limited                                                                UK
        Ascent Media Network Services, Inc.                                                                         CA

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        Ascent Media Pte. Ltd.                                                                                      SINGAPORE
        Ascent Media Systems and Technology Services, LLC                                                           DE
        Associated Information Services Corporation                                                                 DE
        Associated PCN Company
        Associated PCN Holding Corporation                                                                          DE
        Background Music BV                                                                                         NETHERLANDS
        BDTV II Inc.                                                                                                DE
        BDTV III Inc.                                                                                               DE
        BDTV Inc.                                                                                                   DE
        BDTV IV, Inc.                                                                                               DE
        BET Movies/STARZ!3, LLC                                                                                     DE
        CDirect Mexico I, Inc.                                                                                      DE
        CDirect Mexico II, Inc.                                                                                     DE
        Chinese Movie and Drama Channel Venture LLC                                                                 CO
        Commerce Technologies, Inc.                                                                                 NY
        Communication Capital Corp.                                                                                 DE
        Company 3 New York, Inc.                                                                                    DE
        Company 3, Inc.                                                                                             DE
        CVN Companies, Inc.                                                                                         MN
        CVN Direct Marketing Corp.                                                                                  MN
        CVN Distribution Co., Inc.                                                                                  MN
        CVN Management, Inc.                                                                                        MN
        CVN Michigan, Inc.                                                                                          MN
        Diamonique Corporation                                                                                      NJ
        DMX Music                                                                                                   GERMANY
        DMX Music Australia Pty Limited                                                                             AUSTRALIA
        DMX Music Canada, Inc.                                                                                      BC
        DMX Music Choice Investment Co.                                                                             UK
        DMX Music Germany GmbH                                                                                      GERMANY
        DMX Music GmbH & Co.                                                                                        GERMANY
        DMX Music Ltd.                                                                                              UK
        DMX Music UK Ltd.                                                                                           UK
        DMX Music, Inc.                                                                                             DE
        DMX-Europe N.V.                                                                                             NETHERLANDS
        Dry Creek Productions LLC                                                                                   CO
        Encore Asia, Inc.                                                                                           CO
        Encore Australia Management, Inc.                                                                           DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        Encore International Newco, Inc.                                                                            CO
        Encore International, Inc.                                                                                  CO
        Encore London Limited                                                                                       UK
        Equipment OCV, Inc.                                                                                         DE
        ER Development International, Inc.                                                                          PA
        ER Marks, Inc.                                                                                              DE
        EZShop International, Inc.                                                                                  DE
        Fine Music Servicos de Programacao Ltd.                                                                     BRAZIL
        Four Media Company [dba Digital Image, Image Laboratory; Method; Todd Studios Burbank; Todd Burbank;
          Stream]                                                                                                   DE
        Four Media Company Canada Ltd.                                                                              BC
        Goosetray Investments Ltd.                                                                                  MAURITIUS
        Group W Broadcast Pte. Ltd.                                                                                 SINGAPORE
        Health Ventures Partners G.P.                                                                               PA
        Hotel Digital Network Inc.                                                                                  CA
        Hotelevision, Inc                                                                                           DE
        IC Marks, Inc.                                                                                              DE
        IM Experience, Inc.                                                                                         PA
        Influence Marketing Corp [dba QVC @ theMall]                                                                NOVA SCOTIA
        Influence Marketing Services, Inc.                                                                          CANADA (Ontario)
        Ingenius                                                                                                    CO
        Innovative Retailing, Inc.                                                                                  DE
        Interactive Technology Acquisitions, Inc.                                                                   DE
        Interactive Technology Holdings, L.L.C.                                                                     DE
        iQVC GmbH                                                                                                   GERMANY
        KSI, Inc.                                                                                                   DE
        LBTW I, Inc.                                                                                                CO
        LBTW II, Inc.                                                                                               CO
        LBTW III, Inc.                                                                                              CO
        LDIG Aloy, Inc.                                                                                             DE
        LDIG Cars, Inc.                                                                                             DE
        LDIG Film, Inc.                                                                                             DE
        LDIG Financing LLC                                                                                          DE
        LDIG Food, Inc.                                                                                             DE
        LDIG Gamenet, Inc.                                                                                          DE
        LDIG House, Inc.                                                                                            DE
        LDIG ICTV Corp.                                                                                             DE
        LDIG Koz, Inc.                                                                                              DE
        LDIG Music Online, Inc.                                                                                     DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        LDIG NL, Inc.                                                                                               DE
        LDIG Online Retail, Inc.                                                                                    DE
        LDIG Order, Inc.                                                                                            DE
        LDIG OTV, Inc.                                                                                              DE
        LDIG Respond, Inc.                                                                                          DE
        LDIG UGON, Inc.                                                                                             DE
        LDIG, LLC                                                                                                   DE
        Liberty Academic Systems Holdings, Inc.                                                                     CO
        Liberty AEG, Inc.                                                                                           DE
        Liberty Aero, LLC                                                                                           DE
        Liberty AGI, LLC                                                                                            DE
        Liberty Animal, Inc.                                                                                        DE
        Liberty Associated Holdings LLC                                                                             DE
        Liberty Associated, Inc.                                                                                    DE
        Liberty ATCL, Inc.                                                                                          CO
        Liberty Auction Holdings LLC                                                                                DE
        Liberty Auction, Inc.                                                                                       DE
        Liberty BBandnow Holdings, LLC                                                                              DE
        Liberty BBandnow, Inc.                                                                                      DE
        Liberty BETI, Inc.                                                                                          DE
        Liberty Broadband Interactive Television, Inc.                                                              DE
        Liberty Centennial Holdings, Inc.                                                                           DE
        Liberty Challenger, LLC                                                                                     DE
        Liberty Citation, Inc.                                                                                      DE
        Liberty CM, Inc.                                                                                            DE
        Liberty CNBC, Inc.                                                                                          CO
        Liberty Court II, Inc.                                                                                      CO
        Liberty Court, Inc.                                                                                         WY
        Liberty Crown, Inc.                                                                                         DE
        Liberty CSG Cash, LLC                                                                                       DE
        Liberty CSG Warrants, LLC                                                                                   DE
        Liberty Denver Arena LLC                                                                                    DE
        Liberty Equator, Inc.                                                                                       DE
        Liberty ETC Holdings, LLC                                                                                   DE
        Liberty ETC, LLC                                                                                            DE
        Liberty EVNT, Inc.                                                                                          DE
        Liberty Family Preferred, LLC                                                                               DE
        Liberty Finance LLC                                                                                         DE
        Liberty Geonet, Inc.                                                                                        DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        Liberty GI II, Inc.                                                                                         DE
        Liberty GI, Inc.                                                                                            DE
        Liberty GIC. Inc.                                                                                           CO
        Liberty HSN II, Inc.                                                                                        DE
        Liberty IATV Events, Inc.                                                                                   DE
        Liberty IATV Holdings, Inc.                                                                                 DE
        Liberty IATV, Inc.                                                                                          DE
        Liberty IB2, LLC                                                                                            DE
        Liberty ICGX, Inc.                                                                                          DE
        Liberty IDTC 2, Inc.                                                                                        DE
        Liberty IDTC 3, Inc.                                                                                        DE
        Liberty IDTC 4, Inc.                                                                                        DE
        Liberty IDTC, Inc.                                                                                          DE
        Liberty IDTel Holdings, Inc.                                                                                DE
        Liberty IDTel, Inc.                                                                                         DE
        Liberty IDTMED, Inc.                                                                                        DE
        Liberty International B-L LLC                                                                               DE
        Liberty Java, Inc.                                                                                          CO
        Liberty KI, Inc.                                                                                            DE
        Liberty KV Holdings, Inc.                                                                                   DE
        Liberty KV Partners I, LLC                                                                                  DE
        Liberty Lightspan Holdings, Inc.                                                                            CO
        Liberty Livewire LLC                                                                                        DE
        Liberty LQ VII, LLC                                                                                         DE
        Liberty LSAT II, Inc.                                                                                       DE
        Liberty LSAT, Inc.                                                                                          DE
        Liberty LWR, Inc.                                                                                           DE
        Liberty MCNS Holdings, Inc.                                                                                 CO
        Liberty MicroUnity Holdings, Inc.                                                                           CO
        Liberty MLP, Inc.                                                                                           CO
        Liberty N2P II, Inc.                                                                                        DE
        Liberty N2P III, Inc.                                                                                       DE
        Liberty N2P, Inc.                                                                                           DE
        Liberty NC II, Inc.                                                                                         DE
        Liberty NC III, Inc.                                                                                        DE
        Liberty NC IV, Inc.                                                                                         DE
        Liberty NC IX, Inc.                                                                                         DE
        Liberty NC V, Inc.                                                                                          DE
        Liberty NC VI, Inc.                                                                                         DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        Liberty NC VII, Inc.                                                                                        DE
        Liberty NC VIII, Inc.                                                                                       DE
        Liberty NC XII, Inc.                                                                                        DE
        Liberty NC XIII, Inc.                                                                                       DE
        Liberty NC, Inc.                                                                                            DE
        Liberty NEA, Inc.                                                                                           DE
        Liberty Next, Inc.                                                                                          DE
        Liberty NP, Inc.                                                                                            DE
        Liberty Online Health KI Holdings, Inc.                                                                     CO
        Liberty Online Health RN Holdings, Inc.                                                                     CO
        Liberty PCLN, Inc.                                                                                          DE
        Liberty PL2, Inc.                                                                                           DE
        Liberty PL3, LLC                                                                                            DE
        Liberty Prime, Inc.                                                                                         DE
        Liberty Programming Company LLC                                                                             DE
        Liberty Property Holdings, Inc.                                                                             DE
        Liberty QS, Inc.                                                                                            DE
        Liberty QVC Holding, LLC                                                                                    DE
        Liberty QVC, Inc.                                                                                           CO
        Liberty Replay, Inc.                                                                                        DE
        Liberty Satellite & Technology, Inc.                                                                        DE
        Liberty Satellite, LLC                                                                                      DE
        Liberty SMTRK of Texas, Inc.                                                                                CO
        Liberty SMTRK, LLC                                                                                          DE
        Liberty Sportsouth, Inc.                                                                                    GA
        Liberty Tower, Inc.                                                                                         DE
        Liberty TP Holdings, Inc.                                                                                   DE
        Liberty TP Investment, LLC                                                                                  DE
        Liberty TP LLC                                                                                              DE
        Liberty TP Management, Inc.                                                                                 DE
        Liberty TSAT, Inc.                                                                                          DE
        Liberty VF, Inc.                                                                                            DE
        Liberty Virtual I/O, Inc.                                                                                   CO
        Liberty WDIG, Inc.                                                                                          DE
        Liberty WF Holdings LLC                                                                                     DE
        Liberty WF, Inc.                                                                                            DE
        Liberty Wireless 1, Inc.                                                                                    DE
        Liberty Wireless 10, Inc.                                                                                   DE
        Liberty Wireless 11, Inc.                                                                                   DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        Liberty Wireless 2, Inc.                                                                                    DE
        Liberty Wireless 3, Inc.                                                                                    DE
        Liberty Wireless 4, Inc.                                                                                    DE
        Liberty Wireless 5, Inc.                                                                                    DE
        Liberty Wireless 6, Inc.                                                                                    DE
        Liberty Wireless 7, Inc.                                                                                    DE
        Liberty Wireless 8, Inc.                                                                                    DE
        Liberty Wireless 9, Inc.                                                                                    DE
        Liberty XMSR, Inc.                                                                                          DE
        LMC Animal Planet, Inc.                                                                                     CO
        LMC Bay Area Sports, Inc.                                                                                   CO
        LMC BET Holdings LLC                                                                                        DE
        LMC BET, Inc.                                                                                               CO
        LMC Capital LLC                                                                                             DE
        LMC Denver Arena, Inc.                                                                                      DE
        LMC Discovery, Inc.                                                                                         CO
        LMC IATV Events, LLC                                                                                        DE
        LMC Information Services, LLC                                                                               DE
        LMC Request, Inc.                                                                                           CO
        LMC Silver King, Inc.                                                                                       CO
        LMC Southeast Sports, Inc.                                                                                  CO
        LMC USA IX, Inc.                                                                                            DE
        LMC USA VIII, Inc.                                                                                          DE
        LMC USA XI, Inc.                                                                                            DE
        LMC USA XII, Inc.                                                                                           DE
        LMC USA XIII, Inc.                                                                                          DE
        LMC USA XIV, Inc.                                                                                           DE
        LMC USA XV, Inc.                                                                                            DE
        LMC Wireless 1, LLC                                                                                         DE
        LMC Wireless 2, LLC                                                                                         DE
        LMC Wireless 2, LLC                                                                                         DE
        LMC Wireless 3, LLC                                                                                         DE
        LMC Wireless 4, LLC                                                                                         DE
        LMC Wireless 5, LLC                                                                                         DE
        LMC Wireless 6, LLC                                                                                         DE
        LMC Wireless Holdings, Inc.                                                                                 DE
        LMC Wireless IV, LLC                                                                                        DE
        LMC/LSAT Holdings, Inc.                                                                                     DE
        LQ I, Inc.                                                                                                  CO

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        LQ II, Inc.                                                                                                 CO
        LQ III, Inc.                                                                                                DE
        LQ IV, Inc.                                                                                                 DE
        LQ V, Inc.                                                                                                  DE
        LQ VI, Inc.                                                                                                 DE
        LSAT Astro LLC                                                                                              DE
        LSAT Astro LLC                                                                                              DE
        LTP Wireless 1, LLC                                                                                         DE
        LTWX I, Inc.                                                                                                CO
        LTWX II, Inc.                                                                                               CO
        LTWX III, Inc.                                                                                              CO
        LTWX IV, Inc.                                                                                               CO
        LTWX V, Inc.                                                                                                CO
        MacNeil/Lehrer Productions [gp]                                                                             NY
        Maxide Acquisition, Inc.                                                                                    DE
        MediaView LLC                                                                                               CO
        OCV Iberia, SA
        On Command Argentina, SRL
        On Command Canada, Inc.
        On Command Corporation                                                                                      DE
        On Command Development Corporation                                                                          DE
        On Command Video Corporation                                                                                DE
        ONCO-HTV, Inc.                                                                                              DE
        One Post Limited                                                                                            UK
        Pioneer Studios, Inc.                                                                                       DE
        Project Discovery, Inc.                                                                                     DE
        Puerto Rico Video Entertainment Corporation                                                                 DE
        Purple Demon, Inc.                                                                                          NY
        Q Fit, Inc.                                                                                                 DE
        Q The Music, Inc.                                                                                           DE
        Q2, Inc.                                                                                                    NY
        QC Marks, Inc.                                                                                              DE
        QDirect Ventures, Inc.                                                                                      DE
        QExhibits, Inc.                                                                                             DE
        QFlight, Inc.                                                                                               DE
        QHealth, Inc.                                                                                               DE
        QK Holdings, Inc.                                                                                           DE
        QS Holdings, Inc.                                                                                           DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        QVC                                                                                                         GREAT BRITAIN
        QVC Britain                                                                                                 ENGLAND
        QVC Britain I Limited                                                                                       ENGLAND
        QVC Britain I, Inc.                                                                                         DE
        QVC Britain II, Inc.                                                                                        DE
        QVC Britain III, Inc.                                                                                       DE
        QVC Call Center GmbH & Co. KG                                                                               GERMANY
        QVC Call Center Verwaltungs-GmbH                                                                            GERMANY
        QVC Chesapeake, Inc.                                                                                        VA
        QVC China Domain Limited                                                                                    HONG KONG
        QVC China, Inc.                                                                                             DE
        QVC de Mexico de S. de R.L. de C.V.                                                                         MEXICO
        QVC Delaware, Inc.                                                                                          DE
        QVC Deutschland GmbH                                                                                        GERMANY
        QVC eDistribution Inc. & Co. KG                                                                             GERMANY
        QVC EDV-Service GmbH                                                                                        GERMANY
        QVC eService Inc. & Co. KG                                                                                  GERMANY
        QVC Germany I, Inc.                                                                                         DE
        QVC Germany II, Inc.                                                                                        DE
        QVC Grundstucksverwaltungs GmbH                                                                             GERMANY
        QVC Handel GmbH                                                                                             GERMANY
        QVC Handel GmbH                                                                                             GERMANY
        QVC Holdings, Inc.                                                                                          DE
        QVC International, Inc.                                                                                     DE
        QVC Investment, Inc.                                                                                        CO
        QVC Japan Holdings, Inc.                                                                                    DE
        QVC Japan Services, Inc.                                                                                    DE
        QVC Japan, Inc.                                                                                             JAPAN
        QVC Local, Inc.                                                                                             DE
        QVC Mexico II, Inc.                                                                                         DE
        QVC Mexico III, Inc.                                                                                        DE
        QVC Mexico, Inc.                                                                                            DE
        QVC Middle East, Inc.                                                                                       DE
        QVC of Thailand, Inc.                                                                                       DE
        QVC Productworks, Inc.                                                                                      DE
        QVC Properties, Inc.                                                                                        BRITAIN
        QVC Publishing, Inc.                                                                                        DE
        QVC Realty, Inc.                                                                                            PA
        QVC Rocky Mount, Inc.                                                                                       NC

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        QVC RS Naples, Inc.                                                                                         FL
        QVC San Antonio, Inc.                                                                                       TX
        QVC Satellite, Ltd                                                                                          JAPAN
        QVC St. Lucie, Inc.                                                                                         FL
        QVC Studio GmbH                                                                                             GERMANY
        QVC Virginia, Inc.                                                                                          VA
        QVC, Inc.                                                                                                   DE
        QVC-QRT, Inc.                                                                                               DE
        Rediffusion Music Ltd.                                                                                      UK
        Reditune Achergrondmuzlirk en Reklame BV                                                                    NETHERLANDS
        Request Holdings, Inc.                                                                                      DE
        RS Marks, Inc.                                                                                              DE
        RS Myrtle Beach, Inc.                                                                                       SC
        RTV Associates, L.P. (lp)                                                                                   DE
        Rushes PostProduction Limited                                                                               UK
        Rushes Television S.A. de C.V.                                                                              MEXICO
        Satellite MGT, Inc.                                                                                         DE
        SEG Investments, Inc.                                                                                       DE
        Servicios Administrativos de Post Produccion S.A. de C.V.                                                   MEXICO
        SonicNet, Inc.                                                                                              DE
        Sound One Corporation                                                                                       NY
        Spectradyne International, Inc.                                                                             DE
        Starz Entertainment Group LLC                                                                               CO
        SVC Television Limited                                                                                      UK
        TATV, Inc.                                                                                                  DE
        TBH Marks, Inc.                                                                                             DE
        TCI Cathay TV, Inc.                                                                                         CO
        TEMPO Sound, Inc.                                                                                           OK
        The Box Music Network S.L.                                                                                  SPAIN
        The Box Worldwide-Europe, B.V.                                                                              NETHERLANDS
        TOBH, Inc.                                                                                                  DE
        Todd-AO, Espana                                                                                             CA
        TruePosition, Inc.                                                                                          DE
        TSAT Holding 1, Inc.                                                                                        DE
        TSAT Holding 2, Inc.                                                                                        DE
        TVI Limited [dormant]                                                                                       UK
        Video Jukebox Network Europe, Ltd.                                                                          UK
        Virgin Islands Video Entertainment Corporation [dba Hotel Video Services]                                   DE

        A B C D E F G H I J K L M N

                                                                                                                    State/Country
        Name                                                                                                        of Formation
        ----                                                                                                        -------------
        VLG Argentina LLC                                                                                           DE
        VSC MAL CORP.                                                                                               DE
        X*PRESS Electronic Services, Ltd.                                                                           CO
        X*PRESS Information Services, Ltd.                                                                          CO